.................................................................................
SEC 873 (03/2003)      POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
                       INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO
                       RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB
                       CONTROL NUMBER.
.................................................................................

                                             --------------------------------
                                                       OMB APPROVAL
                                             OMB NUMBER:            3235-0060
                                             EXPIRES:        OCTOBER 31, 2005
                                             ESTIMATED AVERAGE BURDEN
                                             HOURS PER RESPONSE..........2.58
                                             --------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 7, 2003
                                                 -------------------------------

                       California Beach Restaurants, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                      0-12226                95-2693503
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

         17383 Sunset Boulevard, Suite 140, Pacific Palisades, CA 90272
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (310)459-9676
                                                 -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                           EXHIBIT
                           NUMBER
                           ------

                           99.1     Press Release of California Beach
                                    Restaurants, Inc., dated May 7, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99.1 is the press release issued by California Beach Restaurants, Inc. on May 7, 2003 which is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CALIFORNIA BEACH RESTAURANTS, INC.
                                                       (Registrant)

Date  May 7, 2003                           /S/ Richard S. Powell
      -------------------------------       ------------------------------------
                                                      (Signature)*
                                            Richard S. Powell
                                            President


*Print name and title of the signing officer under his signature.

                                  EXHIBIT INDEX



    EXHIBIT
    NUMBER                             EXHIBIT DESCRIPTION
---------------       ----------------------------------------------------------
     99.1             Press Release of California Beach Restaurants, Inc., dated
                      May 7, 2003.